MERRILL LYNCH SMALL CAP GROWTH FUND
OF MERCURY FUNDS, INC.

Supplement dated March 31, 2005 to the
Prospectus dated September 27, 2004

Effective April 1, 2005, the following changes will be made to the Prospectus of Merrill Lynch Small Cap Growth Fund (the “Fund”), a series of Mercury Funds, Inc.

The section captioned “Risk/Return Bar Chart” beginning on page 5 is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each completed calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, the returns would be less than those shown. The table compares the average annual total returns of each class of the Fund’s shares with the Russell 2000® Growth Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended March 31, 2000) and the lowest return for a quarter was -23.66% (quarter ended March 31, 2001). The year-to-date return as of December 31, 2004 was 13.99%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Life of Fund†

Merrill Lynch Small Cap Growth Fund — Class A*
Return Before Taxes**	8.82%	-0.89%	5.73%

Merrill Lynch Small Cap Growth Fund — Class B
Return Before Taxes**	9.99%	-0.95%	5.86%
Return After Taxes on Distributions**	9.99%	-1.69%	5.11%
Return After Taxes on Distributions and
Sale of Fund Shares**	6.50%	-1.25%	4.60%

Merrill Lynch Small Cap Growth Fund — Class C*
Return Before Taxes*	12.91%	-0.61%	5.99%

Merrill Lynch Small Cap Growth Fund — Class I*
Return Before Taxes**	9.12%	-0.65%	6.00%

Merrill Lynch Small Cap Growth Fund — Class R
Return Before Taxes††	14.53%	0.12%	6.77%

Russell 2000 Growth Index***	14.31%	-3.57%	1.58	%†††

*	Prior to April 14, 2003, Class A shares of the Fund were designated Class D and Class I shares were designated Class A.
**	Includes all applicable fees and sales charges.
***	This unmanaged index is comprised of those securities in the Russell 2000 Index with a greater than average growth orientation. Performance of the index does not reflect the deduction of fees, expenses and taxes. Past performance is not predictive of future performance.
†	Fund inception date is October 29, 1999.
††	The returns for Class R shares prior to February 4, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares, which commenced operations on October 29, 1999. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.
†††	Since October 29, 1999.

Code # 19072-0904SUP